UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower Large Cap Growth Fund (Formerly Great-West Large Cap Growth Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Amundi Asset Management US, Inc. (“Amundi”) and J.P. Morgan Investment Management Inc. (“JPMorgan”)
Fund Performance
For the twelve-month period ended December 31, 2022, the Fund (Investor Class shares) returned -23.16%, relative to a -29.14% return for the Russell 1000® Growth Index, the Fund’s benchmark index.
Amundi Commentary
In 2022, the S&P 500® Index plummeted 18.11%, the third largest annual decline in the past 48 years (only 2002 and 2008 were worse). The culprit was inflation, which as measured by the Consumer Price Index, rose to a 40-year high of 9.1% in June before subsiding as the Federal Reserve (the “Fed”) aggressively raised interest rates. The corresponding decline in equity valuations (which are inversely correlated with interest rates) punished stocks, especially those with above-average price-to-earnings (“P/E”) multiples. The most expensive quintile of stocks in the S&P 500 Index (34.5x P/E and above) returned -40%. The cheapest quintile stocks on P/E (3.6 - 12.5x), meanwhile, generated a positive return of just under 9%. Among the worst performers were the mega-cap technology stocks that fared well during the pandemic in a stay-at-home environment. The four largest stocks in the S&P 500 Index - Apple, Microsoft, Alphabet, and Amazon - all fell well over 20%, creating a favorable environment for active managers who were underweight those stocks. Only two sectors managed to eke out a positive return for the year - energy and utilities. Consumer discretionary, communication services, and information technology were the worst performers, declining between 28 - 39%.
From a style perspective, value trounced growth in 2022. The Russell 1000® Value Index returned -7.54% compared with -29.14% for the Russell 1000 Growth Index as investors favored low P/E stocks and energy stocks, which have greater representation in the value index than in the growth index. Value outperformed over the past month, quarter, and year.
Consistent with the valuation disciplined approach to growth investing, the portion of the Fund sub-advised by Amundi (“Amundi portfolio”) delivered one of its best benchmark relative returns ever in 2022 and outperformed the Russell 1000 Growth Index for the twelve-month period ended December 31, 2022. Given the Amundi portfolio’s more conservative approach to investing in U.S. large cap growth stocks with a focus on downside protection, the outperformance over the trailing one-year period was consistent with our expectations. While the Amundi portfolio’s relative returns benefitted from having no exposure to high P/E stocks such as Tesla, which underperformed for the year, security selection was the main driver of outperformance. Sector allocation results benefitted 2022 results due to an overweight in the outperforming energy and financials sectors.
Within the energy sector, the Amundi portfolio’s out-of-benchmark weight in oilfield services giant Schlumberger (+81%) was the top individual contributor during the period. In addition to being a dominant firm within the sector, Schlumberger is widely regarded as a technology leader which has allowed it to attain premium pricing and maintain a competitive edge. The company has benefited from a change in capital allocation from lower margin businesses towards its new cloud based digital business, further driving returns on growth capital. With rising demand for its services due to years of underinvestment in oil and gas and the global need for energy security highlighted by the Ukraine conflict, Schlumberger is well-positioned to benefit from what we believe will be a multi-year energy capital expenditure cycle.

As noted earlier, our decision to avoid high P/E stocks such as benchmark constituent Tesla ( 65%), which does not fit our valuation discipline, boosted results. Shares of the electric automaker dropped more than 50% in the fourth quarter alone due to concerns regarding slowing growth and Elon Musk’s preoccupation with Twitter. Not owning Tesla was the second biggest individual contributor in 2022.
Within the financials sector, our shares in Progressive Insurance (+27%) were a notable contributor. A strong performer for the year, the company reported positive earnings results due to its repricing initiatives and expense control. The defensive nature of its business also provided stock stability in a relatively weak equity market. We think the longer-term outlook is bright for Progressive, as auto policies renew at higher rates to compensate for higher claims costs in the past year.
At the sector level, weaker security selection in the industrials sector was the primary detractor led by our position in Stanley Black & Decker (-43%). Shares underperformed during the year as mortgage rates moved higher and the market became more cautious towards stocks with residential construction and home improvement exposure. Higher commodity costs and supply chain uncertainty due to Covid-driven manufacturing and port shutdowns in China during the year also weighed on sentiment.
The biggest individual detractor was the Amundi portfolio’s overweight position in payment platform provider, PayPal (-62%). The company underperformed due to concerns that a weakening economy may lead to a decrease in e-commerce spending. While consumer spending may decline in the near-term, the company’s strong competitive position in payments should enable it to continue to benefit from the shift to a cashless society. In addition, the company has renewed its focus on profitability, which we believe will help mitigate any deceleration in top-line growth.
Lastly, our decision to avoid owning specialty pharmaceutical manufacturer Abbvie (+24%), because it did not meet the Amundi portfolio’s strict investment requirements, detracted from relative results. Abbvie is poised for an earnings decline over the next couple of years due to a sizeable patent expiration. Investors apparently found the below-average price-to-earnings multiple attractive as interest rates increased, but in our view the company is unlikely to have meaningful new products until at least 2025. The lack of secular growth is a disqualifier for inclusion in the Amundi portfolio.
JPMorgan Commentary
The S&P 500 Index faced its worst year since 2008, returning -18.11% for the year. Communication services and consumer discretionary were the worst performing sectors in 2022, returning -39.89% and -37.03% respectively. Energy and utilities were the only sectors which closed in the green, returning 65.72% and 1.47% respectively.
After three years of strength, equity markets were whiplashed with a volatile year, beginning with developing geopolitical tensions leading to a war in Ukraine. As a result, rising oil and gas prices led to energy being the best performing sector while pressure started to mount on manufacturing costs and supply chain disruptions. Moreover, concerns over high inflation and a shrinking economy in April further tested equity markets. Developed equity markets saw the worst first half in over two decades. The Fed hiked the federal funds rate by a cumulative 425 basis points in 2022 to curb record high inflation. The consumer price index peaked at 9.1% in June 2022 and trended downwards to 7.1% in November 2022. Corporate America battled high interest rates, contraction in manufacturing and dampened consumer sentiment. Finally, earnings forecasts for 2023 witnessed sharp cuts towards the end of the year as recession fears mounted.

Large cap stocks as represented by the S&P 500 Index outperformed the small cap Russell 2000® Index, as they returned -18.11% vs. -20.43%, respectively. Value outperformed growth by a massive margin, as the Russell 3000® Value Index returned -7.99% and the Russell 3000® Growth Index returned -28.97%.
While 2022 was a difficult year for the market, particularly growth as a style, it was also a positive reflection of the JPMorgan sub-advised portion of the Fund’s (“JPM portfolio”) adaptable approach to growth investing and risk management. Having reduced exposure to higher growth segments of the market where expectations had become elevated, positioned the JPM portfolio well for the market environment that played out in 2022. The JPM portfolio outperformed the Russell 1000 Growth Index in 2022. Outperformance was driven by both where we have been less exposed, such as higher growth parts of the market, as well as stock selection in positions that we have been building up conviction in over the last two years. Consumer staples and consumer discretionary were the top contributing sectors due to a combination of stock selection as well as sector positioning. An underweight position in industrials and stock selection within financials detracted.
At the individual stock level, an overweight position in Deere was a top contributor as shares traded higher after the company reported better-than-expected results driven by strong equipment demand. Guidance was also better than expected. We continue to view Deere as a leader in agriculture technology and well positioned to benefit from cyclical tailwinds in a recovery farm economy. An overweight position in McKesson was also a top contributor on the back of strong execution and fiscal year 2023 guidance that was better than was expected. We believe the expectations associated with the stock remain modest and added to our position. An overweight position in SVB Financial was a top detractor. Better than expected results were not enough to offset disappointment over a shortfall in deposit balances, which may weigh on net interest income growth and underscores the continued challenges in SVB’s end markets. We added to our position on weakness. Not owning Visa also detracted as shares outperformed on the back of stronger cross boarder travel payments.
There has been no material change to the shape of the JPM portfolio or the team’s overall view. Healthcare continues to be a source of increasing conviction and new ideas. It is now the largest overweight, followed by staples. The team continues to have less conviction in longer duration, higher growth stocks that had outperformed for a prolonged period and where expectations remain high. Many of these companies are concentrated in technology and consumer discretionary, which are top underweight exposures.
The views and opinions in this report were current as of December 31, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2022 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	-22.95%	12.72%	12.58%
Investor Class	-23.16%	12.35%	13.74%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2022 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	26.11%
Technology	25.68
Communications	13.90
Financial	12.13
Consumer, Cyclical	10.11
Industrial	7.60
Energy	3.35
Basic Materials	1.12
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/22)	(12/31/22)	(07/01/22 – 12/31/22)
Institutional Class
Actual	$1,000.00	$1,034.63	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Investor Class
Actual	$1,000.00	$1,033.64	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.00% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
COMMON STOCK
Basic Materials — 1.06%
168,765	Freeport-McMoRan Inc	$ 6,413,070
10,817	Sherwin-Williams Co	2,567,199
		8,980,269
Communications — 13.15%
8,714	Airbnb Inc Class A(a)	745,047
440,863	Alphabet Inc Class C(a)	39,117,774
323,681	Amazon.com Inc(a)	27,189,204
5,149	Booking Holdings Inc(a)	10,376,677
71,462	CDW Corp	12,761,684
6,903	Etsy Inc(a)	826,841
15,629	FactSet Research Systems Inc	6,270,511
4,980	Match Group Inc(a)	206,620
1,879	MercadoLibre Inc(a)	1,590,085
4,189	Meta Platforms Inc Class A(a)	504,104
40,439	Motorola Solutions Inc	10,421,535
574	Shopify Inc Class A(a)	19,923
4,766	Snap Inc Class A(a)	42,656
35,029	Trade Desk Inc Class A(a)	1,570,350
		111,643,011
Consumer, Cyclical — 9.57%
4,904	AutoZone Inc(a)	12,094,147
1,824	Chipotle Mexican Grill Inc(a)	2,530,782
60,150	Copart Inc(a)	3,662,534
39,487	Hilton Worldwide Holdings Inc	4,989,577
52,605	Lowe's Cos Inc	10,481,020
32,842	Marriott International Inc Class A	4,889,845
12,963	O'Reilly Automotive Inc(a)	10,941,161
94,121	Ross Stores Inc	10,924,624
61,764	Tapestry Inc	2,351,973
16,708	Target Corp	2,490,160
45,201	Tesla Inc(a)	5,567,859
128,966	TJX Cos Inc	10,265,694
		81,189,376
Consumer, Non-Cyclical — 24.71%
88,895	AbbVie Inc	14,366,321
7,854	Alnylam Pharmaceuticals Inc(a)	1,866,503
28,214	Amgen Inc	7,410,125
24,372	Automatic Data Processing Inc	5,821,496
1,751	Block Inc(a)	110,033
168,353	Coca-Cola Co	10,708,934
62,197	CVS Health Corp	5,796,138
40,011	Danaher Corp	10,619,720
14,167	Dexcom Inc(a)	1,604,271
110,551	Edwards Lifesciences Corp(a)	8,248,210
82,409	Eli Lilly & Co	30,148,509
5,609	Equifax Inc	1,090,165
4,611	Estee Lauder Cos Inc Class A	1,144,035
17,089	Exact Sciences Corp(a)	846,076
28,880	HCA Healthcare Inc	6,930,045
32,409	Intuitive Surgical Inc(a)	8,599,728
28,166	McKesson Corp	10,565,630
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
1,862	Moderna Inc(a)	$ 334,452
50,163	Monster Beverage Corp(a)	5,093,049
93,004	PayPal Holdings Inc(a)	6,623,745
80,699	PepsiCo Inc	14,579,081
129,878	Pfizer Inc	6,654,949
14,101	Regeneron Pharmaceuticals Inc(a)	10,173,731
15,694	Seagen Inc(a)	2,016,836
32,272	Thermo Fisher Scientific Inc	17,771,868
19,061	UnitedHealth Group Inc	10,105,761
59,709	Verisk Analytics Inc	10,533,862
		209,763,273
Energy — 3.17%
16,964	Cheniere Energy Inc	2,543,922
91,690	ConocoPhillips	10,819,420
5,691	Enphase Energy Inc(a)	1,507,887
225,702	Schlumberger Ltd NV	12,066,029
		26,937,258
Financial — 11.48%
27,991	Blackstone Inc	2,076,652
9,400	Capital One Financial Corp	873,824
350,271	Charles Schwab Corp	29,163,564
107,490	Intercontinental Exchange Inc	11,027,399
62,671	Mastercard Inc Class A	21,792,587
48,748	Morgan Stanley	4,144,555
98,435	Progressive Corp	12,768,004
12,438	SVB Financial Group(a)	2,862,481
61,132	Visa Inc Class A	12,700,784
		97,409,850
Industrial — 7.19%
258,251	Amphenol Corp Class A	19,663,231
33,251	Deere & Co	14,256,699
35,274	Eaton Corp PLC	5,536,254
30,133	Illinois Tool Works Inc	6,638,300
23,284	Rockwell Automation Inc	5,997,260
22,012	Trane Technologies PLC	3,699,997
30,334	United Parcel Service Inc Class B	5,273,263
		61,065,004
Technology — 24.31%
24,814	Adobe Inc(a)	8,350,655
152,867	Advanced Micro Devices Inc(a)	9,901,195
390,816	Apple Inc	50,778,723
4,724	ASML Holding NV	2,581,193
49,088	Cognizant Technology Solutions Corp Class A	2,807,343
59,609	Electronic Arts Inc	7,283,028
476	HubSpot Inc(a)	137,626
45,002	International Business Machines Corp	6,340,332
8,571	Intuit Inc	3,336,005
3,656	Lam Research Corp	1,536,617

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Technology — (continued)
248,222	Microsoft Corp	$ 59,528,600
2,308	MongoDB Inc(a)	454,307
3,410	MSCI Inc	1,586,230
66,006	NVIDIA Corp	9,646,117
111,756	Oracle Corp	9,134,935
135,034	QUALCOMM Inc	14,845,638
69,493	Salesforce Inc(a)	9,214,077
15,479	Synopsys Inc(a)	4,942,290
20,060	Texas Instruments Inc	3,314,313
3,443	Workday Inc Class A(a)	576,117
		206,295,341
TOTAL COMMON STOCK — 94.64% (Cost $763,008,502)		$803,283,382
TOTAL INVESTMENTS — 94.64% (Cost $763,008,502)		$803,283,382
OTHER ASSETS & LIABILITIES, NET — 5.36%		$ 45,501,450
TOTAL NET ASSETS — 100.00%		$848,784,832
(a)	Non-income producing security.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2022
Empower Large Cap Growth Fund
ASSETS:
Investments in securities, fair value(a)	$803,283,382
Cash	60,111,262
Dividends receivable	404,408
Subscriptions receivable	4,972,338
Total Assets	868,771,390
LIABILITIES:
Payable for director fees	8,131
Payable for investments purchased	17,385,629
Payable for other accrued fees	61,518
Payable for shareholder services fees	61,471
Payable to investment adviser	412,423
Redemptions payable	2,057,386
Total Liabilities	19,986,558
NET ASSETS	$848,784,832
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$11,280,918
Paid-in capital in excess of par	800,194,320
Undistributed/accumulated earnings	37,309,594
NET ASSETS	$848,784,832
NET ASSETS BY CLASS
Investor Class	$278,590,596
Institutional Class	$570,194,236
CAPITAL STOCK:
Authorized
Investor Class	200,000,000
Institutional Class	300,000,000
Issued and Outstanding
Investor Class	40,031,082
Institutional Class	72,778,101
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$6.96
Institutional Class	$7.83
(a) Cost of investments	$763,008,502
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2022
Empower Large Cap Growth Fund
INVESTMENT INCOME:
Income from securities lending	$1,096
Dividends	7,346,549
Total Income	7,347,645
EXPENSES:
Management fees	4,892,663
Shareholder services fees – Investor Class	594,159
Audit and tax fees	32,396
Custodian fees	34,928
Directors fees	34,044
Legal fees	10,169
Pricing fees	138
Registration fees	48,950
Shareholder report fees	15,517
Transfer agent fees	8,706
Other fees	14,900
Total Expenses	5,686,570
Less amount waived by investment adviser	138,651
Net Expenses	5,547,919
NET INVESTMENT INCOME	1,799,726
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	37,719,285
Net Realized Gain	37,719,285
Net change in unrealized depreciation on investments	(251,466,546)
Net Change in Unrealized Depreciation	(251,466,546)
Net Realized and Unrealized Loss	(213,747,261)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(211,947,535)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2022 and December 31, 2021
Empower Large Cap Growth Fund	2022	2021
OPERATIONS:
Net investment income (loss)	$1,799,726	$(584,246)
Net realized gain	37,719,285	141,233,181
Net change in unrealized appreciation (depreciation)	(251,466,546)	26,616,610
Net Increase (Decrease) in Net Assets Resulting from Operations	(211,947,535)	167,265,545
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(17,909,651)	(45,574,310)
Institutional Class	(43,966,793)	(134,027,674)
From Net Investment Income and Net Realized Gains	(61,876,444)	(179,601,984)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	178,247,151	74,969,213
Institutional Class	138,764,255	142,077,543
Shares issued in reinvestment of distributions
Investor Class	17,909,651	45,574,310
Institutional Class	43,966,793	134,027,674
Shares redeemed
Investor Class	(73,274,156)	(65,339,245)
Institutional Class	(99,089,034)	(184,737,824)
Net Increase in Net Assets Resulting from Capital Share Transactions	206,524,660	146,571,671
Total Increase (Decrease) in Net Assets	(67,299,319)	134,235,232
NET ASSETS:
Beginning of year	916,084,151	781,848,919
End of year	$848,784,832	$916,084,151
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	23,795,409	6,866,939
Institutional Class	15,547,814	11,997,459
Shares issued in reinvestment of distributions
Investor Class	2,552,017	4,416,814
Institutional Class	5,520,331	11,692,711
Shares redeemed
Investor Class	(9,113,805)	(5,977,845)
Institutional Class	(10,994,024)	(15,154,327)
Net Increase	27,307,742	13,841,751
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER LARGE CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$ 9.90	(0.00) (d)	(2.29)	(2.29)	(0.03)	(0.62)	(0.65)	$ 6.96	(23.16%)
12/31/2021	$10.24	(0.04)	2.16	2.12	(0.10)	(2.36)	(2.46)	$ 9.90	20.84%
12/31/2020	$ 9.49	(0.02) (d)	3.89	3.87	(0.27)	(2.85)	(3.12)	$10.24	41.45%
12/31/2019	$ 8.22	0.00 (e)	2.98	2.98	(0.02)	(1.69)	(1.71)	$ 9.49	36.21%
12/31/2018	$10.33	0.00 (e)	0.01	0.01	(0.03)	(2.09)	(2.12)	$ 8.22	0.05%
Institutional Class
12/31/2022	$11.01	0.03	(2.56)	(2.53)	(0.03)	(0.62)	(0.65)	$ 7.83	(22.95%)
12/31/2021	$11.13	0.00 (d)(e)	2.35	2.35	(0.11)	(2.36)	(2.47)	$11.01	21.20%
12/31/2020	$10.12	0.02	4.16	4.18	(0.32)	(2.85)	(3.17)	$11.13	41.99%
12/31/2019	$ 8.66	0.04	3.14	3.18	(0.03)	(1.69)	(1.72)	$10.12	36.78%
12/31/2018	$10.76	0.04	0.00 (e)	0.04	(0.05)	(2.09)	(2.14)	$ 8.66	0.32%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2022	$278,591	1.04%	1.00%	(0.05%)	37%
12/31/2021	$225,667	1.02%	1.00%	(0.34%)	46%
12/31/2020	$179,126	1.02%	1.00%	(0.18%)	51%
12/31/2019	$165,870	1.02%	1.00%	0.03%	32%
12/31/2018	$143,392	1.02%	1.00%	0.02%	42%
Institutional Class
12/31/2022	$570,194	0.66%	0.65%	0.32%	37%
12/31/2021	$690,417	0.65%	0.65%	0.01%	46%
12/31/2020	$602,723	0.65%	0.65%	0.17%	51%
12/31/2019	$624,079	0.65%	0.65%	0.37%	32%
12/31/2018	$595,709	0.65%	0.65%	0.38%	42%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Amount was less than $0.01 per share.
(f)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER LARGE CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Empower Funds presently consists of forty-five funds. Interests in the Empower Large Cap Growth Fund (the Fund) are included herein.
The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Empower Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s investments, subject to oversight by the Board of Directors.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Annual Report - December 31, 2022

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2022, 100% of the Fund’s investments are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	2022	2021
Ordinary income	$2,823,633	$7,274,754
Long-term capital gain	59,052,811	172,327,230
	$61,876,444	$179,601,984

Annual Report - December 31, 2022

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales and distribution adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$1,169,309
Undistributed long-term capital gains	172,650
Capital loss carryforwards	—
Post-October losses	(303,385)
Net unrealized appreciation	36,271,020
Tax composition of capital	$37,309,594
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(303,385)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2022 were as follows:
Federal tax cost of investments	$767,012,362
Gross unrealized appreciation on investments	118,361,608
Gross unrealized depreciation on investments	(82,090,588)
Net unrealized appreciation on investments	$36,271,020
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds entered into an investment advisory agreement with ECM, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (Empower of America). As compensation for its services to Empower Funds, the Adviser receives monthly compensation at the annual rate of 0.64% of the Fund’s average daily net assets up to $1 billion dollars, 0.59% of the Fund’s average daily net assets over $1 billion dollars and 0.54% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.65% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2022, the amounts subject to recoupment were as follows:
Expires December 31, 2023	Expires December 31, 2024	Expires December 31, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$61,696	$71,480	$138,651	$0
The Adviser and Empower Funds entered into a sub-advisory agreement with Amundi Asset Management US, Inc and J.P. Morgan Investment Management, Inc. The Adviser is responsible for compensating the Sub-Adviser for its services.

Annual Report - December 31, 2022

Empower Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market the Fund.
Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,258,500 for the fiscal year ended December 31, 2022.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $382,259,415 and $276,158,522, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Fund had no securities on loan as of December 31, 2022.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Empower Large Cap Growth Fund (the “Fund”), one of the funds of Empower Funds, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2023
We have served as the auditor of one or more Empower investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2022, 100% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Empower; Vice President and Counsel, ECM; Secretary, Empower of America; Corporate Secretary, Empower of NY; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Treasurer	Since 2016 (Assistant Treasurer) Since 2021 (as Treasurer)	Vice President, Fund Administration, Empower; Treasurer, ECM; Vice President & Treasurer, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds & ETC	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected

Securities, Empower Inflation-Protected Securities and Empower Mid Cap Value Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. Empower Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $996,300 for fiscal year 2021 and $1,031,500 for fiscal year 2022.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $40,000 for fiscal year 2021 and $42,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2021 equaled $2,255,405 and for fiscal year 2022 equaled $1,022,840.
(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2023